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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Arthur T. Sands, M.D., Ph.D., Chief Executive Officer of Lexicon Genetics Incorporated ("Lexicon"), and Julia P. Gregory, Chief Financial Officer of Lexicon, each hereby certify that:

         1. Lexicon's Quarterly Report on Form 10-Q for the period ended March 31, 2004, and to which this Certification is attached as Exhibit
              32.1 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.

         IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 30th day of April, 2004.

                                      By: /s/ ARTHUR T. SANDS
                                          --------------------------------------
                                          Arthur T. Sands, M.D., Ph.D.
                                          President and Chief Executive Officer

                                      By: /s/ JULIA P. GREGORY
                                          --------------------------------------
                                          Julia P. Gregory
                                          Executive Vice President,
                                          Corporate Development and
                                          Chief Financial Officer